Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

There have been no subsequent events at the date of issue of this balance sheet except as disclosed below.

On March 10, 2022, the Company entered into a purchase agreement with its majority shareholder, Syncona Portfolio Limited, a subsidiary of Syncona Limited, and certain other existing shareholders providing for the issuance and sale by the Company of $26.1 million of the Company’s ADSs at a price of $1.05 per ADS, in a registered direct offering. The offering closed on March 15, 2022. The Company received net proceeds of approximately $24.2 million from the offering, after deducting estimated offering expenses payable by the Company.

On March 18, 2022, the Company entered into a purchase agreement with Lincoln Park Capital Fund, LLC, or Lincoln Park, under which the Company may at its discretion, sell to Lincoln Park up to $35.0 million of its ADSs over a 36-month period, subject to certain daily limits, applicable prices, and conditions. In addition, under the purchase agreement, the Company issued 954,208 ADSs to Lincoln Park as consideration for its commitment to purchase ADSs under the purchase agreement.